                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Steven R. Rogel and J. A. Parsons, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all such person's capacities with Willamette Industries, Inc., an Oregon corporation (the "Company"), to sign a registration statement on Form S-3 relating to up to $200 million principal amount of debt securities of the Company, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of this 8th day of February, 1996.


     Signature                                        Title
     ---------                                        -----


/s/ Steven R. Rogel                      President and Chief
- ------------------------------           Executive Officer and Director
Steven R. Rogel                          (Principal Executive Officer)


/s/ J. A. Parsons                        Executive Vice President
- ------------------------------           and Chief Financial Officer (Principal
J. A. Parsons                            Financial Officer)


/s/ Duane C. McDougall                   Vice President -
- ------------------------------           Controller (Principal Accounting
Duane C. McDougall                       Officer)


                                                                    EXHIBIT 24.1

/s/ C. M. Bishop, Jr.                    Director
- ------------------------------
C. M. Bishop, Jr.



/s/ Gerard K. Drummond                   Director
- ------------------------------
Gerard K. Drummond



/s/ E. B. Hart                           Director
- ------------------------------
E. B. Hart



/s/ C. W. Knodell                        Director
- ------------------------------
C. W. Knodell



/s/ Paul N. McCracken                    Director
- ------------------------------
Paul N. McCracken



/s/ Stuart J. Shelk, Jr.                 Director
- ------------------------------
Stuart J. Shelk, Jr.



/s/ Robert M. Smelick                    Director
- ------------------------------
Robert M. Smelick



/s/ William Swindells                    Director
- ------------------------------
William Swindells



/s/ Samuel C. Wheeler                    Director
- ------------------------------
Samuel C. Wheeler



/s/ Benjamin R. Whiteley                 Director
- ------------------------------
Benjamin R. Whiteley

                                                                    EXHIBIT 24.1

                                      -2-